Exhibit 10.2
AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) entered into and dated as of November 8, 2024 (the “Amendment Effective Date”) is among Adams Resources & Energy, Inc., a Delaware corporation (the “Parent”), GulfMark Asset Holdings, LLC, a Texas limited liability company (“GulfMark Holdings”), Service Transport Company, a Texas corporation (“Service,” and together with Parent and GulfMark Holdings, the “Borrowers” and each individually, an “Borrower”), the subsidiaries of the Borrowers party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Cadence Bank, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as Swingline Lender (as defined in the Credit Agreement) and Issuing Lender (as defined in the Credit Agreement).

RECITALS

A.The Borrowers, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), are parties to that certain Credit Agreement dated as of October 27, 2022 (as amended by Amendment No. 1 to Credit Agreement dated as of August 2, 2023, as further amended by Amendment No. 2 to Credit Agreement dated as of July 16, 2024, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment and as otherwise amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

B.Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, the parties hereto wish to make certain amendments to the Existing Credit Agreement, all as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.Other Definitional Provisions. Unless otherwise specified herein: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (d) the word “will” shall be construed to have the same meaning and effect as the word “shall,” (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Amendment in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Amendment, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

Section 3.Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is amended as follows:

(a)Section 9.15 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows and shall apply to the financial covenant calculations included in the Compliance Certificate for the period ending September 30, 2024 and thereafter:

“SECTION 9.15 Financial Covenants.

(a)Consolidated Total Leverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Total Leverage Ratio to be greater than (i) 2.50 to 1.00 commencing with the fiscal quarter ending December 31, 2022 through the fiscal quarter ending June 30, 2024, and (ii) 2.00 to 1.00 commencing with the fiscal quarter ending September 30, 2024 and for each fiscal quarter ended thereafter.

(b)Asset Coverage Ratio. As of the last day of any fiscal quarter, permit the Asset Coverage Ratio to be less than (i) 2.00 to 1.00 commencing with the fiscal quarter ending December 31, 2022 through the fiscal quarter ending June 30, 2024, and (ii) 2.50 to 1.00 commencing with the fiscal quarter ending September 30, 2024 and for each fiscal quarter ended thereafter.

(c)Consolidated Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter, permit the Consolidated Fixed Charge Ratio to be less than (i) 1.25 to 1.00 commencing with the fiscal quarter ending December 31, 2022 through the fiscal quarter ending June 30, 2024, (ii) 1.05 to 1.00 for the fiscal quarter ending September 30, 2024, (iii) 1.10 to 1.00 for the fiscal quarter ending December 31, 2024, and (iv) 1.25 to 1.00 for the fiscal quarter ending March 31, 2025 and for each fiscal quarter ended thereafter.”

Section 4.Representations and Warranties. Each Credit Party hereby represents and warrants, as of the date hereof, that:

(a)before and immediately after giving effect to this Amendment, the representations and warranties contained in the Existing Credit Agreement and the representations and warranties contained in each of the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(c)the execution, delivery and performance of this Amendment by such Credit Party, as applicable, are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;

(d)this Amendment constitutes the legal, valid and binding obligation of such Credit Party, as applicable, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(e)there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment;

(f)the Collateral is unimpaired by this Amendment and the Credit Parties have granted to the Administrative Agent a valid and perfected first priority security interest in the Collateral covered by the Security Documents, and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and

(g)no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Amendment or any other Loan Document.

Section 5.Conditions to Amendment Effective Date. This Amendment shall become effective on the Amendment Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Amendment:

(a)Amendment. The Administrative Agent shall have received (i) this Amendment executed by duly authorized officers of each Borrower, each Guarantor, the Administrative Agent, the Issuing Lender and the Required Lenders, and (ii) that certain Amendment No. 3 Fee Letter dated of even date herewith among the Borrowers and the Administrative Agent (the “Amendment Fee Letter”).

(b)Fees and Expenses. The Borrowers shall have paid all fees and expenses due and payable under the Loan Documents, including (i) the fees and expenses of the Administrative Agent’s outside legal counsel payable in accordance with Section 13.3(a) of the Existing Credit Agreement pursuant to all invoices presented for payment on or prior to the Amendment Effective Date, and (ii) the amendment fee required to be paid by Borrower under the Amendment Fee Letter for the ratable benefit of the Lenders party to this Amendment.

Section 6.Acknowledgments and Agreements.

(a)Each Credit Party acknowledges that, on the date hereof, all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b)Each Credit Party does hereby adopt, ratify, and confirm the Existing Credit Agreement, as amended by this Amendment, and acknowledges and agrees that the Existing Credit Agreement, as so amended, is and remains in full force and effect, and acknowledges and agrees that their respective liabilities and obligations under the Existing Credit Agreement, as so amended, the Guaranty Agreement, the Security Documents and the other Loan Documents are not impaired in any respect by this Amendment.

(c)Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(d)From and after the Amendment Effective Date, all references to the Existing Credit Agreement shall mean the Existing Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 7.Reaffirmation of Security Documents. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, extended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 8.Reaffirmation of the Guaranty Agreement. Each Credit Party hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Credit Party, as applicable, continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement), as such Guaranteed Obligations may have been amended, extended or modified by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Credit Party under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.Counterparts. This Amendment may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.Invalidity. In the event that any one or more of the provisions contained in this Amendment shall be held invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 12.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 13.Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:

ADAMS RESOURCES & ENERGY, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Executive Vice President, Chief Financial Officer, and Treasurer

GULFMARK ASSET HOLDINGS, LLC
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer and Treasurer

SERVICE TRANSPORT COMPANY
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

GUARANTORS:
ARE CAPTIVE, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Vice President and Treasurer

ADAMS RESOURCES MEDICAL MANAGEMENT, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President

VICTORIA EXPRESS PIPELINE, L.L.C.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

GULFMARK TERMINALS, LLC
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

GULFMARK ENERGY, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

RED RIVER VEHICLE HOLDINGS LLC
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

FIREBIRD BULK CARRIERS, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Secretary and Treasurer

PHOENIX OIL, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Secretary and Treasurer

ADA CRUDE OIL COMPANY
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President

ADA MINING CORPORATION
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President and Treasurer

ADA RESOURCES, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President and Chief Financial Officer

CLASSIC COAL CORPORATION
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President and Treasurer

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

ADMINISTRATIVE AGENT AND LENDER:
CADENCE BANK,
as Administrative Agent, Issuing Lender, and Lender
By:	/s/ Emily Loomis
Name:	Emily Loomis
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

LENDERS:
VERITEX COMMUNITY BANK

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

ORIGIN BANK

By:	/s/ Robert S. Martin
Name:	Robert S. Martin
Title:	Regional EVP

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

CENTURY BANK

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)

AMERANT BANK

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement (Adams Resources & Energy, Inc.)